Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 6, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020, AS REVISED MAY 7, 2020, AS SUPPLEMENTED

BRIGHTHOUSE/ABERDEEN EMERGING MARKETS EQUITY PORTFOLIO

Mark Gordon-James no longer serves as portfolio manager of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the statement of additional information of the Portfolio.

In the Portfolio’s Other Accounts Managed table in Appendix C, the information with respect to Mr. Gordon-James is deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE